Exhibit 99.2

Corporate Update October 15, 2014

Forward Looking Statement This presentation includes certain estimates and other forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements with respect to anticipated operating and financial performance, clinical results, potential partnerships, licensing opportunities and other statements of expectation . Words such as “ expects, ” “ anticipates, ” “ intends, ” “ plans, ” “ believes, ” “ assumes, ” “ seeks, ” “ estimates, ” “ should ” and variations of these words and similar expressions, are intended to identify these forward - looking statements . While we believe these statements are accurate, forward - looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different . These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance . Important factors that could cause actual results to differ from those in the forward - looking statements include the factors described in the Company ’ s filings with the U . S . Securities and Exchange Commission . The Company disclaims any obligation to update or revise any forward - looking statement based on the occurrence of future events, the receipt of new information, or otherwise . 2

Agenda 3 • Q3 Financial Update • Operational Update – Phase 1/2 Trial in End Stage Renal Disease (ESRD) patients with Renal Anemia – Update on rare and orphan disease programs

Company Overview Corporate • NYSE - MKT: MDGN • 52 - week range: $4.75 - 9.00 • Approximate Market Cap: $ 9 0 Million (October 2014) • Headquarters: Wayne, PA • R&D: Misgav , Israel Technology • >$100 million invested since 2000 in an autologous protein production platform focused on ex vivo gene therapy • 107 patents filed (49 issued) around platform Leadership • Chairman Sol Barer, Founder and former Chairman and CEO of Celgene • New management team joined September 2013 4

Management Team - Proven Track Record • President, Shire Specialty Pharmaceuticals - Responsible for all aspects of the $2.5 billion business e.g., commercial, R&D, manufacturing, etc. • President, Life Sciences, Safeguard Scientifics – Lead Life Sciences PE team, responsible for both investment and management of portfolio companies • Multiple senior operational leadership positions at Astra Merck/AstraZeneca Mike Cola CEO Garry A Neil, MD Global Head of R&D John H. Leaman, MD CFO • Group President, J&J Pharmaceutical R&D; Corporate VP, Science and Technology, J&J • Multiple senior R&D leadership positions at Astra Merck , Astra , Astra Zeneca and Merck KGaA • Industry R&D Thought Leader : Founder of Transcelerate ; Former Chair of PhRMA Science & Regulatory Committee; BOD of Reagan - Udall Foundation for FDA; BOD of Foundation for NIH • Directly contributed to >20 FDA approvals in mulltiple therapy areas • Vice - President Commercial Assessment for Shire Specialty Pharmaceuticals - Responsible for both corporate and business unit M&A and white space strategies • Principal, Devon Park Bioventures - Responsible for all aspects of venture investing e.g., negotiation, board governance, financing for $125M Life Sciences VC fund • Associate Principal, McKinsey & Company – Worked on strategic issues for multiple Top 25 pharmaceutical companies; specialized in BD/M&A, and payer/reimbursement issues 5

Financial Update 6

Q3 2014 - Results of Operations 7 • Net R&D expenses for the 3 rd Quarter was $2.28 million decreased from $2.45 million for the same period in 2013 due to decrease in sub - contractor costs • G&A expenses for the 3 rd Quarter was $2.31 million decreasing from $2.56 million for the same period in 2013 due to a decrease in professional fees • Net R&D expenses for the nine months ended September 30, 2014 were $4.48M – Decrease from $5.23M for the same period in 2013 – Primarily due to decrease in subcontractor costs and increase in participation by the Office of the Chief Scientist • G&A expenses for the nine months ended September 30, 2014 were $8.26M – Increase from $6.70M for the same period in 2013 – Primarily due to increase in personnel and stock - based compensation expenses • Cash balance as of September 30, 2014 was $14.7 million

Operational Update 8

Medgenics Vision 9 • Driven by our commitment to patients we strive to create the premier rare and orphan disease company by: – Having unparalleled understanding of the underlying science of rare diseases from pheno type to gen otype – Developing first - to - market or best - in - class therapies that are transformative to patients suffering from life altering rare genetic diseases – Pushing the boundaries of medicine and technology to develop new and better therapies – Working with patient s, families and advocacy groups to increase awareness and commitment to research and improve access to therapies

Management Hypothesis • T echnology would be best suited for the treatment of rare and orphan diseases • Potentially highly disruptive to existing therapies • Platform could be substantially improved to increase production, durability , and secretion profile • Platform could be expanded beyond proteins to include peptides and antibodies , opening up vast target space • Platform would allow for rapid and low - cost prototyping from target to predictive pre - clinical proof of concept, reducing development risk 10

R&D Strategy • Validated targets with clear proof of biological activity • Naturally occurring, autologous proteins and peptides • Well characterized safety and high specificity • Where continuous delivery is an advantage • Rare disease focused with high benefit/risk amenable to ex vivo gene therapy • Expedited regulatory pathway via Orphan Drug Act • High barriers to entry via regulatory exclusivity (ODA) • Reduced clinical trial size and expense (ODA) • Potential to independently develop and commercialize 11

2014 Strategic Objectives 12 • Achieve clinical proof of concept using 2 nd Generation Platform producing autologous erythropoietin in ESRD patients – Improve secretion profile, durability >6 months – Phase 1/2 POC trial re - initiated in Israel, June 2014 • Initiate m ultiple protein/peptide programs focused on rare and orphan diseases and progress to in vivo testing by the end of year. • Opportunistically look for M&A opportunities to broaden our R&D capabilities and portfolio in rare and orphan diseases.

Phase 1/2 trial in ESRD Patients with Renal Anemia 13

TARGT™ (Transduced Autologous Restorative Gene Therapy)


DermaVac
Micro-Organ
Cassette
Bioreactor
#1
#2
#4
#
3
Transduced
Micro-Organ
(TARGT$_{EPO}$)
Ex vivo gene therapy
via HDAd vector
HDAd vector
washed away
Cryo-Bank

1. Harvest Micro-Organs from abdominal dermis using the proprietary DermaVac device.
2. Transduce fibroblasts in Micro-Organs via *ex vivo* gene therapy to create TARGT$_{EPO}$
3. Wash out HDAd vector, measure production and choose TARGT$_{EPO}$ for re-implantation.
4. Implant TARGT$_{EPO}$ into patient where it produces endogenous EPO (eEPO).

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medgenics

0 5 10 15 20 25 30 -10 0 10 20 30 40 50 60 70 Serum e EPO , mU /ml Days from implantation Gen 1 System: eEPO Production Drops O ff Rapidly • Excellent safety and tolerability profile • One month of erythropoietin production translates into 4 - 5 months of anemia treatment given lifespan of red blood cells (90 - 110 days ) Average Serum eEPO in 20 Chronic Kidney Disease (CKD) Patients 15

Significant Improvements to Technology Platform (Gen 2) • Vector optimization • Linkers, promoters • Stabilizers • Codon optimization • Culture conditions • Defined media • Re - implantation technique • Device improvements – reduce shearing forces on the micro - organ • Engraftment • Use of Depo - Medrol to reduce inflammation and stabilize episomes 16 The entire system was re - engineered to increase and stabilize secretion levels in vivo

MDGN - 201 Trial Design 17 Prospective, Open - label , Dose Escalation study, to evaluate Safety and Efficacy (control of Hb 9 - 11 and < 12 g/ d L ) of TARGT EPO in ESRD patients . Study Summary Group Treatment N A Low dose eEPO 18 - 25 IU/kg/day 3 + 3 * B Mid dose eEPO 35 - 45 IU/kg/day 3 + 3 * C High dose eEPO 55 - 65 IU/kg/day 3 + 3 * Enrollment and dose selection Screening MDGN - 201 Phase 1 / 2 Trial Design Harvest procedure Ex vivo viral transduction 9 days Treatment and follow - up 12 months Safety follow - up 6 months Implantation procedure 4 weeks run - in * Initial cohort of 3 , expandable to 6 based on response

TARGT EPO Product Profile EFFICACY • Long acting duration of effect – Physiologic levels of eEPO for >6 months and preferably 1 year • Autologous – Production of a ll 14 isoforms of eEPO vs one for rHuEPO , mimicking the natural system. This may improve receptor binding and enhance cardio - renal protective effects* • Continuous Physiologic Dosing – Leading to more optimal marrow function • Maintain Hb in the targeted range of 9 - 11 and < 12 g/ dL • Reduction of Transfusion – 20 - 25% of ESRD patients treated with rHuEPO require transfusions 18 * Joyeux - Faure, M. JPET 323:759 - 762, 2007

$TARGT_{EPO}$ Product Profile

SAFETY

- Elimination of supratherapeutic peaks
  - High C_{max} has been associated with hypertension and serious thromboembolic events*
- Reduction in blood pressure vs. injectable rHuEPO

ADMINISTRATION

- Simple outpatient procedure
- Increase compliance due to implantation should improve outcomes vs. injectable rHuEPO

*Berglund B, et al *J Intern Med.* 1991 Feb;229(2):125-30.

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Initial Clinical Data & Observations Three patients treated to date are (3.5), (2.5), and (1) month(s) post - implantation of TARGT EPO • Pharmacokinetics – Duration: P atients are meeting target secretion profile of continuously producing physiologic levels of endogenous EPO sufficient to maintain target Hb (Patient 1 at 3.5 months). • Pharmacodynamics – Hemoglobin: All patients are meeting endpoint of hemoglobin (9 - 11 and <12 g / dL ) due to RBC production stimulated by eEPO . – No patient has required rHuEPO or transfusion post implantation • Safety – Consistent with the 23 patients treated with first generation expression cassette there have been no treatment related safety issues. 20 These data presented herein are initial observations from an ongoing, non - randomized open - label trial. As such, no conclusions can be made about the safety and efficacy of TARGT EPO from these observations or the proposed hypotheses in this presentation.

21 Patient One Run - in Period Supratherapeutic doses of rHuEPO required to maintain hemoglobin levels Patient Description: Age: 70 Sex: Male Dialysis: 4 years Underlying disease: HTN & T2DM Days Pre-implantation -25 -20 -15 -10 -5 0 Serum Hb, g/dL 8 9 10 11 12 13 Days Pre-implantation -25 -20 -15 -10 -5 0 Serum rHuEPO, mIU/ml 0 200 400 600 800 1000 1200 Target Hb 9 - 11, <12g/ dL

22 Patient One Interim Results Patient Description: Age: 70 Sex: Male Dialysis: 4 years Underlying disease: HTN & T 2 DM • 3 Transduced Micro - Organs (TARG T EPO ) implanted • Patient stabilizes after approximately 30 days • Target Hb is reached with approx 100x lower C MAX than rHuEPO • Patient appears to have the ability to auto regulate Hb levels • *Possible hemoconcentration Four months post implantation renal anemia is well controlled Target Hb 9 - 11, <12g/ dL Days from implantation 0 10 20 30 40 50 60 70 80 90 100 110 120 Serum eEPO, mIU/ml 0 5 10 15 20 Predicted eEPO baseline 4mU/ml Days from implantation 0 10 20 30 40 50 60 70 80 90 100 110 120 Serum Hb, g/dL 8 9 10 11 12 13 *

23 Patient One – Actively Regulated Reticulocytosis Days from implantation 0 20 40 60 80 100 120 Reticulocytes (10 9 /L) 30 40 50 60 70 80 90 100 (3) TARGT EPO implanted • O ngoing reticulocytosis is evidence of response to eEPO • Repeated peaks and troughs may be indicative of autoregulation • *Possible hemoconcentration *

24 Patient Two Interim Results Patient Description: Age: 26 Sex: Male Dialysis: 10 months Underlying disease: IgA Neph . • 2 Transduced Micro Organs (TARGT EPO ) implanted • Patient displays higher peak eEPO but stabilizes after 45 days • Target Hb is reached with approx 100 x lower C MAX than rHuEPO . Two months post implantation renal anemia is well controlled • Patient appears to have the ability to auto regulate Hb levels Target Hb 9 - 11, <12g/ dL Days from implantation 0 10 20 30 40 50 60 70 Serum eEPO, mIU/ml 0 2 4 6 8 10 20 40 Predicted eEPO baseline 2.8mU/ml Days from implantation 0 10 20 30 40 50 60 70 Serum Hb, g/dL 8 9 10 11 12 13 //

Patient Three Interim Results Patient Description: Age: 74 Sex: Female Dialysis: 1.4 years Underlying disease: HTN & T2DM One months post implantation renal anemia is well controlled Target Hb 9 - 11, <12g/ dL Days from implantation 0 10 20 30 40 Serum Hb, g/dL 8 9 10 11 12 13 Days from implantation 0 10 20 30 40 Serum eEPO, mIU/ml 0 5 10 15 20 Predicted eEPO baseline 2.4mU/ml • 1 Transduced Micro - Organ (TARGT EPO ) implanted • O nly patient to receive 1 TMO • Patient has higher Hb levels but within safety margin 25

Initial Observations and Next steps • It has been well tolerated and very effective in controlling renal anemia in ESRD patients thus far. • TARGT EPO , in conjunction with the patient’s residual capacity to produce eEPO and regulate Hb , appears to mimic the restoration of the natural erythropoietic function of the kidneys that has been lost to CKD. • Next Steps: – Report interim results at ESGCT* (October 23 - 26 ) – Complete enrollment in the low dose arm of the trial ( 3 additional patients) – Enroll 6 patient cohort comparing single dose Depo - Medrol to multi - dose Depo - Medrol 26 TARGT EPO has the potential to create a paradigm shift in the treatment of anemia *European Society for Gene and Cell Therapy

TARGT EPO in ESRD Patients Hypo - Responsive to rHuEPO 27

US Market for rHuEPO 28 Source: Evaluate Pharma ®; • Steady decline in rHuEPO usage due to significant safety concerns related to: – Increased risk of thromboembolic events (CHOIR, TREAT) – Increased cancer risk – Supratherapeutic doses have been implicated in these safety issues • Inclusion of injectable drugs in the CMS ESRD bundle has further decreased rHuEPO usage 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 (US $ (mln)) Total US rHuEPO Market Value Procrit (JNJ) Aranesp (AMGN) Epogen (AMGN) Source: Evaluate Ltd

Bulk of Diagnosed CKD Patients in Stage III - V (ESRD) - 2.0 4.0 6.0 8.0 10.0 12.0 14.0 I II III IV V- ESRD Patients MM Stage US CKD Population 29 - 400 800 1,200 1,600 I II III IV V - ESRD Patients 000’s Stage Diagnosed Population • The US CKD patient population is approximately 26 million • The majority of the Stage I - II population ( 96.5%) is undiagnosed • 90 % of Stage V patients ( 540 , 000 ) have renal anemia Source: National Kidney Disease Outcomes Quality Initiative

Hypo-Responsive Patient Flow

600K ESRD Patients → ~ 366K ESRD patients on ESA → **~ 40-70K Hypo-Responsive ESRD patients**

- Estimated cost of at least $30K/year for anemia management
  - >$20K/year rHuEPO
  - $5-10K/year in transfusion costs

Potential US market size: $1B+

Source: USRDS database and primary company research

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TARGT EPO in Hypo - Responsive ESRD Patients 31 Rationale: • Continuous physiologic levels of eEPO will stimulate bone marrow more effectively and safely than intermittent IV dosing • Potential orphan designation • Reduction of overall patient costs ( rHuEPO , iron management and transfusion) • Rapid route to market • Ability to do a small signal finding study (10 - 15 patients ), significantly de - risking the program; interim results H2 2015 • Relatively small, single pivotal trial similar to other orphan development programs for registration Source: USRDS data analysis and primary company research

TARGT EPO in Beta Thalassemia 32

Beta Thalassemia 33 • Beta Thalassemia is the most common genetic disease in the world whose characteristics in symptomatic patients include 1 : • Orphan population with significant unmet need • Severe anemia, iron overload, and splenomegaly • Patients generally require transfusions and/or bone marrow transplant to alleviate anemia ( Hb < 7 gms/dl) 1 Weatherall, D.J. and Clegg, J.B. Bulletin of the World Health Organization , 2001 , 79 : 704 – 712 .

Beta Thalassemia Patient Flow 34 ~100,000 Symptomatic Beta Thalassemia patients W.W. ~ 50 , 000 Beta Thalassemia Intermedia patients W.W. ~ 15 , 500 Beta Thalassemia Intermedia Patients US/EU • Avg. cost of ~$100K/year* • ~$60K/year in transfusion costs • (>12 units of blood per year) • ~$40K/year in iron chelation costs *Primary research Potential US/EU market size: $1.5B+

TARGT EPO in Beta Thalassemia 35 • Rationale: • eEPO levels are lower than expected in Beta Thalassemia patients • rHuEPO has shown the ability to reduce transfusions and increase hemoglobin levels in Beta Thalassemia patients 1 • Safety concerns have limited usage of rHuEPO • Continuous physiologic levels of eEPO should stimulate bone marrow more effectively and safely than intermittent IV dosing • May increase fetal hemoglobin levels • Rapid route to market • Ability to do a small signal finding study (5 - 10 patients ), significantly de - risking the program; interim results H2 2015 • Relatively small, single pivotal trial similar to other orphan development programs for registration • Potential to expand into other hemoglobinopathies 1 . Oliveri NF et al. Blood 1992 , 80 : 3258 - 60 .

TARGT EPO - Additional Indications of Interest P latform has the potential to be applied across numerous indications • Anemic CKD transplant candidates – Reducing transfusions would prevent increased immunogenicity, shortening “wait - times” and improving transplant outcomes • Peritoneal Dialysis (PD ) – 20% cost reduction over patients with hemodialysis 1 – Potential for TARGT EPO to improve compliance, outcomes, and cost for patients on PD • Myelodysplastic Syndrome (MDS) – 20 - 55% of MDS patients respond to rHuEPO but use is limited due to safety concerns 2 – Reducing transfusions would limit iron overload – Target population: mild to intermediate patients, EPO levels < 150 36 1 Primary Research 2 Giraldo , P. et al Cancer : 107 - 2807 - 14

TARGT GLP - 2 ™ in Short Bowel Syndrome 37

Glucagon-like peptide 2 (GLP-2)

- 33 amino acid naturally occurring peptide, $t_{1/2}$=6-7 min.
- Produced by L cells of small intestine
- Several important functions:
  - Increases intestinal absorption
  - Stimulates intestinal growth
  - Reduces bone breakdown


GLP-2
gullet
liver
stomach
small intestine
large intestine

- Improves intestinal absorption in humans with short bowel syndrome and reduce need for total parenteral nutrition (TPN)
  - Gattex® (teduglutide) approved in 2012 for this indication
- Impacts gastric and intestinal motility and causes dose-related nausea and vomiting in some patients[1]

[1] O'Keefe, S.J.D. et al. *Clin. Gastroenterol. Hepatol.* 11:815-23 2013

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MDGN GLP - 2 Program • We adapted the TARGT platform for expression of peptides < 40 amino acids including GLP - 2 • Program has advanced to in vivo stage in SCID mice (n= 5 ) 39 0 5 10 15 20 25 30 7 18 27 39 49 60 Serum GLP - 2 ng/ml Days from Implantation

• TARGT GLP - 2 should provide a more favorable PK profile – physiologic levels of continuous GLP - 2 – lower peak dose and continuous coverage • Indications include short bowel syndrome and IBD • We plan to approach regulatory authorities in H 1 2015 MDGN TARGT GLP - 2 vs teduglutide 40 Source NPS briefing book, Gattex Advisory Committee meeting, 2012

Conclusions • The second generation platform is working well, as evidenced by the positive initial data we are seeing in our ongoing clinical trial • We have identified multiple commercially attractive orphan indications for TARGT EPO where rapid proof - of - concept can be achieved • We have expanded the capabilities of the platform to include peptides, as demonstrated by our preclinical proof - of - concept with GLP - 2 41

Upcoming Activities Include… 42 TIMING Present at European Society of Gene and Cell Therapy (ESGCT) Oct 14 Complete enrollment in MDGN - 201 study Q4 14 Initiate Phase 2 study in Hypo - Responsive Patients Q1 15 Initiate Phase 2 study in Beta Thalassemia Patients H1 15 Approach regulatory authorities for GLP - 2 H1 15